AllianceBernstein
Emerging Market
Debt Fund
Semi-Annual Report
February 28, 2003


[LOGO]  AllianceBernstein(SM)
        Investment Research and Management


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 Investment Products Offered
 ============================
 o Are Not FDIC Insured
 o May Lose Value
 o Are Not Bank Guaranteed
=============================

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.


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LETTER TO SHAREHOLDERS
April 20, 2003

Dear Shareholder:
We're excited to announce that Alliance Fund Distributors, Inc. has become AllianceBernstein Investment Research and Management, Inc. We believe the new name represents the very best of what the union of Alliance Capital and Sanford
C. Bernstein can offer our clients--investment services that leverage a depth of expertise and industry leadership unrivaled by any other money management firm in the world.

All of Alliance Capital's domestic mutual funds have been renamed
AllianceBernstein, and we expect our investors to benefit from Alliance's and Bernstein's long-standing reputations for excellence in performing investment research.

We're sure you'll come to find that AllianceBernstein will deliver all that its new name promises--great investment services built upon great research that drives great results!

This report provides performance, investment strategy and outlook for AllianceBernstein Emerging Market Debt Fund (the "Fund") for the semi-annual reporting period ended February 28, 2003.

Investment Objectives and Policies
This open-end fund is designed to provide investors with a high level of current income and, secondarily, capital appreciation. To achieve its objectives, the Fund invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. The Fund invests substantially all of its assets in lower-rated securities.

Investment Results
The following table shows how the Fund performed over the past six- and 12-month periods ended February 28, 2003. For comparison, we have included the returns for the unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which provides a broad measure of the performance of a basket of emerging market debt securities.


   INVESTMENT RESULTS*
   Periods Ended February 28, 2003
                             ====================
                                   Returns
                             ====================
                             6 Months  12 Months
-------------------------------------------------
   AllianceBernstein
   Emerging
   Market Debt
   Fund
     Class A                  21.54%     16.90%
-------------------------------------------------
     Class B                  21.10%     16.02%
-------------------------------------------------
     Class C                  21.11%     16.04%
-------------------------------------------------
   J.P. Morgan
   Emerging
   Markets
   Bond Index
   Plus                       16.32%     13.18%
-------------------------------------------------


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                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 1


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*  The Fund's investment results are for the periods shown and are based on the net asset value (NAV) for each class of shares as of February 28, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

   The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including AllianceBernstein Emerging Market DEBT FUND.

     Additional investment results appear on pages 7-10.

During the six- and 12-month periods ended February 28, 2003, the Fund significantly outperformed its benchmark, the JPM EMBI+. For the six-month period, the Fund's sector allocation and security selection in Brazilian and Russian debt were the primary reasons for outperformance. In addition, security selection within the Fund's Mexican position contributed positively to performance.

In Russia, strong consumer spending, corporate investments, credit rating upgrades and rising financial reserves reinforced stability and growth, providing positive returns for the Fund. In addition, rising oil prices and export tariffs also contributed to the country's good fiscal results. Booming retail sales, which were a result of strong growth in incomes, also contributed to the health of Russia's economy. Fiscal surplus is being used to build up financial reserves intended for budgetary expenditure to cushion periods of low energy prices. Most importantly, the latest Standard & Poor's credit rating upgrade from BB- to BB occurred on December 5, highlighting the Russian government's commitment to prudent fiscal policies and improved continuation of economic management.

Brazil's newly elected da Silva administration has recognized the importance of maintaining market momentum by signaling tight fiscal reins. The new administration has committed to both tax and social security reforms. Tax reform is needed to ensure that Brazil does not have to rely on distorting transaction taxes. Social security reform is also crucial, as it will allow the new administration, in the medium term, fiscal room to pursue its social aims. We actively traded Brazil during the period under review, and we currently have an optimistic outlook.

Mexico's economy, which is more integrated with the U.S. economy than with other central and Latin American economies, provided a safe haven for those seeking to avoid risk in the region. In addition, the near-term benefit


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2 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


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of higher oil prices will continue to increase revenue, thus decreasing the government's financing needs. The weakness of the peso, as a result of the economic slowdown and sluggish recovery in the U.S., has helped the competitiveness of Mexican exports, particularly against the pegged currencies of Southeast Asia and Euro-zone exporters. Nonetheless, war in Iraq creates near-term uncertainty for Mexico.

Market Overview
The global economic recovery stalled in the second half of 2002, led by a loss of economic momentum in the U.S. Although U.S. economic growth surpassed expectations for the first quarter of 2002, continued weakness in the labor market, anemic business spending and a sharp decline in equity valuations dampened prospects for a stronger and quicker economic recovery during the summer months.

Risk aversion continued to drive the financial markets in the third quarter, with corporate malfeasance, worry over the possibility of an economic "double-dip" and talk of war with Iraq rattling investors and generating a high number of flight-to-quality trades benefiting Treasury prices. As market participants worried about the possibility of an economic double-dip, stock prices slumped and corporate bond spreads reached record highs. By October, the lower-quality tiers of the bond market were poised for dramatic outperformance.

In the fourth quarter, the bond market reached an inflection point as risk aversion moderated and spreads narrowed. In a reversal, Treasuries were the weakest sector in the fourth quarter, while corporates posted the strongest absolute returns. Corporate bond investors apparently concluded that improved earnings momentum and continued balance sheet de-leveraging were positives for the corporate sector.

For the sixth-month period under review, emerging markets, as measured by the JPM EMBI+, posted a positive return of 16.32%. Within the Latin region, significant disparity existed between individual countries based on domestic economic and political concerns as well as external global influences. Brazil (30.57%), Ecuador (24.62%) and Peru (23.33%) posted very strong positive returns, while Argentina and Venezuela posted weak returns of 2.18% and -4.42%, respectively. Within the non-Latin region, Russia was the best performing country, returning 22.57%, followed by Turkey at 19.71%, South Africa at 10.15% and Bulgaria at 10.15%.

Investment Strategy
Within the emerging market sector, we continued to invest in an array of holdings. The Fund's country allocation as well as specific security selection enhanced overall performance. We increased the Fund's allocation to Russian debt as strong economic growth, progress in structural reforms, oil exports and greater geopolitical


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                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 3


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importance enabled Russia to be the best performer within the emerging market class.

We also increased the Fund's position in Brazil, encouraged with the prospects that President da Silva would, as he in fact did, appoint a more market friendly economic team to institute the needed reforms and spending controls. In addition, industrial production numbers continue to be strong, and we also expect first quarter gross domestic product (GDP) to be robust. The interest rate cycle is now near or at its peak, and we believe that inflation is showing signs of reaching a plateau.

We continued to reduce the Fund's allocation to Mexico as the U.S. recovery began to falter earlier in the year. With Mexico's economy more closely aligned with that of the U.S., any slowdown in the U.S. will have negative consequences in Mexico. The U.S. is currently the largest importer of Mexican goods.

During the reporting period, we increased the Fund's position in Turkey as we expect fiscal and structural measures from the new cabinet. However, since the inception of the conflict with Iraq, we have sold most of the Fund's Turkish holdings, as the country is currently facing a difficult period. The new AKP government (Justice and Development Party) appears willing to enact the International Monetary Fund (IMF) program, but it is uncertain if the program is sufficient to meet 2003 fiscal funding requirements. Turkey has always been viewed as so strategically important that the U.S. would not risk allowing Turkish debt to default. Actions that the AKP government took in March in regards to the war in Iraq force investors to question this assumption.

Market Outlook
The uncertainty surrounding the conflict with Iraq, rising oil prices and unemployment have slowed the pace of economic recovery. We have lowered our U.S. 2003 GDP growth outlook to 2.7%. The U.S. economy still lacks solid and broad-based growth, indicating that an upward trend in oil prices may trigger a much sharper economic slowdown. February unemployment was reported at 5.8%, a slight increase from January's 5.7%. While the increase is not seen as significant, it is the prolongation of the duration of unemployment that is weighing on an already weak economy. Nevertheless, the dissipation of geopolitical uncertainties will most likely result in the gradual strengthening of the U.S. economy. We expect the U.S. Federal Reserve to stand pat with respect to monetary pol-


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4 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


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icy until it is convinced that the recovery has strength and breadth, most likely in the second half of the year. Also critical to our economic outlook is an increase in capital spending.

The emerging market sector is enjoying one of its strongest and longest rallies since 1997, entering the sixth month of positive returns. While risk aversion has negatively impacted the equity markets, it has benefited higher yielding fixed income markets. The combination of accelerating demand and limited new supply of emerging market issuers will most likely support a broader rally. In the near-term however, we expect emerging markets to experience continued volatility due to the global political tensions.

We continue to maintain the Fund's overweight position in Russia. Signs of strong consumer and corporate spending suggest a very strong growth in incomes. We believe that retail sales will grow more than the 9.3% estimated by the State Statistical Agency for the fourth quarter 2002, and will continue to remain strong as public salaries and pensions are due to be raised by 20% in March. Unspent approved expenditures at year-end 2002 will be added to the growing financial reserves. Finally, relatively high oil prices and strong foreign reserves will bode well for Russia as the economy continues to improve.

The integration of the U.S. and Mexican economies suggests that improvement in the U.S. economy will bode well for Mexico since it would increase demand for Mexican imports. The current economic and financial landscape remains mixed. Therefore, we will continue to evaluate the Fund's position in Mexico. Going forward, our interest will be more focused on the Mexican local government market. Other upcoming variables for Mexico include the 2003 budget and prospects for approval of energy reform.

Events in Brazil, especially the direction of policy initiatives set forth by newly elected President da Silva, will have a significant influence on market sentiment in 2003. We believe President da Silva will make significant strides toward economic reform and remain optimistic on the country's U.S. dollar denominated debt.

The conflict in Iraq resulted in record flows from equity into bonds (including emerging market debt) and given the weak global climate, investors have been motivated to diversify. Inflows into emerging market Debt Funds reached record high levels in March totaling more than $990 million year-to-date. With the recent end to the conflict and the rebuilding process underway, we are currently focused on global liquidity and growth.


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                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 5


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Thank you for your continued interest and investment in AllianceBernstein
Emerging Market Debt Fund. We look forward to reporting its progress to you in coming months.

Sincerely,




/s/John D. Carifa                                 [PHOTO]

John D. Carifa
Chairman




/s/Paul J. DeNoon                                [PHOTO]

Paul J. DeNoon
Vice President


Paul J. DeNoon, Portfolio Manager, has over 19 years of investment experience.

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6 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


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PERFORMANCE UPDATE



ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND
GROWTH OF A $10,000 INVESTMENT
2/28/94* TO 2/28/03


J.P. Morgan Emerging Markets Bond Index Plus: $26,593

AllianceBernstein Emerging Market Debt Fund Class A: $24,075


      AllianceBernstein                J.P. Morgan Emerging
  Emerging Market Debt Fund           Markets Bond Index Plus
         $ 9,579                              $10,000
         $ 7,255                              $ 8,107
         $10,733                              $11,511
         $15,302                              $16,492
         $16,205                              $18,301
         $11,917                              $14,914
         $16,517                              $20,069
         $18,495                              $23,014
         $20,595                              $23,497
         $24,075                              $26,593


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Emerging Market Debt Fund Class A shares (from 2/28/94* to 2/28/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds.

When comparing AllianceBernstein Emerging Market Debt Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Emerging Market Debt Fund.


*Closest month-end after Fund's Class A share inception date of 2/25/94.


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                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 7


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PERFORMANCE UPDATE


ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 2/28


 AllianceBernstein Emerging Market Debt Fund
 J.P. Morgan Emerging Markets Bond Index Plus


    AllianceBernstein Emerging Market Debt Fund -- Yearly Periods Ended 2/28
--------------------------------------------------------------------------------
                       AllianceBernstein Emerging   J.P. Morgan Emerging
                            Market Debt Fund       Markets Bond Index Plus
--------------------------------------------------------------------------------
      2/28/95*                   -24.25%                   -18.94%
      2/29/96                     47.94%                    42.00%
      2/28/97                     42.56%                    43.28%
      2/28/98                      5.90%                    10.97%
      2/28/99                    -26.46%                   -18.51%
      2/29/00                     38.60%                    34.57%
      2/28/01                     11.97%                    14.67%
      2/28/02                     11.36%                     2.10%
      2/28/03                     16.90%                    13.18%

Past performance is no guarantee of future results. The Fund's investment results represent average annual returns for Class A shares and are based on the net asset value (NAV). Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index does not reflect fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Emerging Market Debt Fund.

* The Fund's return for the period ended 2/28/95 is from the Fund's inception date of 2/25/94 through 2/28/95. The benchmark's return for the period ended 2/28/95 is from 2/28/94 through 2/28/95.

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8 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


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PORTFOLIO SUMMARY
February 28, 2003 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $251.7

INCEPTION DATES
Class A Shares
2/25/94
Class B Shares
2/25/94
Class C Shares
2/25/94


SECURITY TYPE BREAKDOWN
   71.7% Sovereign
   13.7% Corporate
    5.0% Brady Bonds
    0.5% Loan Participation

    9.1% Short-Term                            [PIE CHART OMITTED]




COUNTRY BREAKDOWN
   21.9% Russia
   20.9% Brazil
   13.6% Mexico
   11.0% United States                        [PIE CHART OMITTED]
    4.1% Turkey
    3.4% Philippines
    3.3% Colombia
    2.5% Panama
    2.5% Peru
    2.0% Ukraine
    2.0% Venezuela

   12.8% Other


All data as of February 28, 2003. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 2.0% weightings in Bulgaria, Luxembourg, Malaysia, Ecuador, South Korea, South Africa, El Salvador, Netherlands, Korea, Dominican Republic, Belize, Morocco, Tunisia and Costa Rica.

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                                 ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 9


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INVESTMENT RESULTS


AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2003
Class A Shares
--------------------------------------------------------------------------------
                             Without Sales Charge        With Sales Charge
                     1 Year         16.90%                    11.98%
                    5 Years          8.24%                     7.31%
            Since Inception*        10.77%                    10.24%
                  SEC Yield**        9.27%

Class B Shares
--------------------------------------------------------------------------------
                             Without Sales Charge        With Sales Charge
                     1 Year         16.02%                    13.02%
                    5 Years          7.36%                     7.36%
           Since Inception*(a)      10.21%                    10.21%
                 SEC Yield**         8.86%

Class C Shares
--------------------------------------------------------------------------------
                             Without Sales Charge        With Sales Charge
                     1 Year         16.04%                    15.04%
                    5 Years          7.39%                     7.39%
           Since Inception*          9.92%                     9.92%
                SEC Yield**          8.85%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2003)

                                   Class A           Class B         Class C
--------------------------------------------------------------------------------
                     1 Year        14.68%            15.78%          17.75%
                    5 Years         7.42%             7.50%           7.52%
           Since Inception*        10.52%            10.47%(a)       10.18%


The Fund's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities, which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*   Inception date: 2/25/94 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended February 28, 2003.

(a) Assumes conversion of Class B shares into Class A shares after six years.


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10 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


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PORTFOLIO OF INVESTMENTS
February 28, 2003 (unaudited)

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-91.5%

Sovereign Debt Securities-85.0%
Belize-0.6%
Government of Belize
   9.50%, 8/15/12...........................     $ 1,400   $     1,392,133
                                                           ---------------
Brazil-19.9%
Federal Republic of Brazil
   8.875%, 4/15/24..........................      12,800         7,840,000
   9.375%, 4/07/08..........................       2,925         2,274,187
   11.00%, 1/11/12..........................       1,100           852,500
   11.00%, 8/17/40..........................      33,722        24,077,508
   11.25%, 7/26/07..........................       2,200         1,871,100
   12.00%, 4/15/10..........................       4,500         3,746,250
   12.75%, 1/15/20..........................       1,550         1,236,125
   14.50%, 10/15/09(a)......................       8,650         8,087,750
                                                           ---------------
                                                                49,985,420
                                                           ---------------
Bulgaria-2.2%
Republic of Bulgaria
   8.25%, 1/15/15(b)...........................    4,892         5,576,880

Colombia-3.9%
Republic of Colombia
   9.75%, 4/23/09...........................         375           395,625
   10.00%, 1/23/12(a).......................       2,550         2,561,475
   10.50%, 7/09/10..........................         250           256,250
   11.75%, 2/25/20..........................       6,365         6,651,425
                                                           ---------------
                                                                 9,864,775
                                                           ---------------
Costa Rica-0.3%
Republic of Costa Rica
   8.05%, 1/31/13(b)...........................      800           816,000

Dominican Republic-0.6%
Dominican Republic
   9.50%, 9/27/06(b)...........................    1,525         1,613,450

Ecuador-1.6%
Republic of Ecuador
   6.00%, 8/15/30(b)(c).....................       7,200         3,492,000
   12.00%, 11/15/12(b)......................         600           402,000
                                                           ---------------
                                                                 3,894,000
                                                           ---------------
El Salvador-0.8%
Republic of El Salvador
   7.75%, 1/24/23(b)........................       1,000         1,040,000
   8.50%, 7/25/11(b)........................       1,000         1,079,000
                                                           ---------------
                                                                 2,119,000
                                                           ---------------


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                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 11


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                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
Mexico-14.1%
United Mexican States
   6.625%, 3/03/15..........................     $ 7,975   $     7,831,450
   11.375%, 9/15/16(a)......................      20,375        27,710,000
                                                           ---------------
                                                                35,541,450
                                                           ---------------
Panama-3.0%
Republic of Panama
   9.375%, 4/01/29..........................       4,400         4,752,000
   9.625%, 2/08/11..........................         850           922,250
   10.75%, 5/15/20..........................       1,575         1,762,031
                                                           ---------------
                                                                 7,436,281
                                                           ---------------
Peru-2.9%
Republic of Peru
   9.125%, 1/15/08..........................         975         1,027,650
   9.125%, 2/21/12(a).......................       6,225         6,333,938
                                                           ---------------
                                                                 7,361,588
                                                           ---------------
Philippines-2.6%
Republic of the Philippines
   9.00%, 2/15/13...........................       3,125         3,059,375
   9.875%, 1/15/19..........................       1,100         1,083,500
   10.625%, 3/16/25.........................       2,350         2,408,750
                                                           ---------------
                                                                 6,551,625
                                                           ---------------
Russia-24.4%
Russian Federation
   5.00%, 3/31/30(a)(b)(c)..................      61,205        52,406,781
Russian Ministry of Finance
   3.00%, 5/14/06(b)........................       1,250         1,165,625
   Series V
   3.00%, 5/14/08...........................       2,400         2,046,000
   Series VI
   3.00%, 5/14/06...........................       6,300         5,874,750
                                                           ---------------
                                                                61,493,156
                                                           ---------------
South Africa-0.9%
Republic of South Africa
   7.375%, 4/25/12..........................       2,000         2,260,000
                                                           ---------------
Turkey-4.9%
Republic of Turkey
   11.50%, 1/23/12..........................       1,675         1,742,000
   11.75%, 6/15/10..........................       3,920         4,152,750
   11.875%, 1/15/30.........................       4,525         4,807,813
   12.375%, 6/15/09.........................       1,425         1,553,250
                                                           ---------------
                                                                12,255,813
                                                           ---------------


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12 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


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                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
Ukraine-2.3%
Government of Ukraine
11.00%, 3/15/07(b)..........................     $ 5,452   $     5,901,357
                                                           ---------------
Total Sovereign Debt Securities
   (cost $170,531,459)......................                   214,062,928
                                                           ---------------
Non-Collateralized Brady Bonds-5.9%
Brazil-3.5%
Federal Republic of Brazil
   C-Bonds
   8.00%, 4/15/14(a)........................      11,144         8,302,474
   DCB FRN
   Series L
   2.625%, 4/15/12..........................         800           496,000
                                                           ---------------
                                                                 8,798,474
                                                           ---------------
Venezuela-2.4 %
Republic of Venezuela DCB FRN
   Series DL
   2.312%, 12/18/07 ........................       8,691         6,007,749
                                                           ---------------
Total Non-Collateralized Brady Bonds
   (cost $12,699,537).......................                    14,806,223
                                                           ---------------
Loan Participation-0.6%
Morocco-0.6%
Kingdom of Morocco Loan Participation FRN
   Series A
   2.563%, 1/01/09
   (cost $1,372,722)........................       1,497         1,387,197
                                                           ---------------
Total Sovereign Debt Obligations
   (cost $184,603,718)......................                   230,256,348
                                                           ---------------
CORPORATE DEBT OBLIGATIONS-16.3%
Banco Nac Desenv Bondes
   6.50%, 6/15/06(b)........................       3,100         2,871,375
Banque Cent De Tunisie
   7.375%, 4/25/12..........................       1,150         1,233,375
Chohung Bank
   11.875%, 4/01/10(b)......................       1,400         1,615,012
Citgo Petroleum Corp.
   11.375%, 2/01/11(b)......................       1,900         1,909,500
Freeport-McMoran Copper & Gold
   10.125%, 2/01/10(b)......................       1,550         1,571,700
Gazprom Oao
   9.625%, 3/01/13(b).......................         900           923,625
Globe Telecom
   9.75%, 4/15/12...........................       2,300         2,374,750


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 13

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
Hanvit Bank SA
   12.75%, 3/01/10(b).......................     $ 2,225   $     2,594,906
Hurricane Finance
   9.625%, 2/12/10(b).......................         900           936,000
Innova S de R.L., SA
   12.875%, 4/01/07.........................       4,750         3,852,250
Mobile Telesystems Finance
   9.75%, 1/30/08(b)........................       1,700         1,810,500
   10.95%, 12/21/04(b)......................       1,405         1,494,569
Monterrey Power SA de C.V.
   9.625%, 11/15/09(b)......................         857           970,783
Pemex Project Funding Master Trust
   9.125%, 10/13/10.........................       2,000         2,292,500
Petrobras International Finance
   9.875%, 5/09/08..........................       1,100         1,069,750
Petroliam Nasional Berhad
   7.625%, 10/15/26(b)......................         900           946,170
Petronas Capital Ltd.
   7.875%, 5/22/22(b).......................       3,700         4,063,488
Philippine Long Distance Telephone
   11.375%, 5/15/12.........................       1,410         1,370,255
PTC International Finance II, SA
   11.25%, 12/01/09.........................       2,000         2,190,000
Siberian Oil Co.
   11.50%, 2/13/07..........................       1,750         1,957,375
Turanalem Finance
   10.00%, 5/29/07(b).......................       1,000         1,077,000
Tyumen Oil
   11.00%, 11/06/07(b)......................         950         1,092,500
Unibanco (Cayman)
   9.375%, 4/30/12(b).......................         900           738,666
                                                           ---------------
Total Corporate Debt Obligations
   (cost $37,670,410).......................                    40,956,049
                                                           ---------------
RIGHTS & WARRANTS(d)-0.0%
Central Bank of Nigeria
   Warrants, expiring 11/15/20..............       3,250                -0-
Republic of Venezuela
   Warrants, expiring 4/15/20...............      48,195                -0-
United Mexican States
   Value Recovery Rights
   expiring 6/30/03.........................  14,908,000           101,374
                                                           ---------------
Total Rights & Warrants
   (cost $0)................................                       101,374
                                                           ---------------


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

                                                 Shares,
                                               Contracts(e)
                                            or Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENT-10.8%
Time Deposit-10.8%
Societe Generale
   1.313%, 3/03/03
   (cost $27,100,000).......................     $27,100   $    27,100,000
                                                           ---------------
Total Investments-118.6%
   (cost $249,374,128)......................                   298,413,771
                                                           ---------------
CALL OPTIONS WRITTEN(d)-(0.1)%
Brazil-(0.1)%
Federal Republic of Brazil
   11.00%, 8/17/40
   expiring March '03 @ $68.25..............       3,600          (136,800)
                                                           ---------------
Russia-0.0%
Russian Federation
   5.00%, 3/31/30
   expiring May '03 @ $85.813...............       4,500           (67,500)
                                                           ---------------
Total Call Options Written
   (Premiums received $141,750)................                   (204,300)
                                                           ---------------
Total Investments, Net of Outstanding
Call Options Written-118.5%
   (cost $249,535,162)......................                   298,209,471
Other assets less liabilities-(18.5)%.......                   (46,538,115)
                                                           ---------------
Net Assets-100%.............................               $   251,671,356
                                                           ---------------


(a) Positions, or a portion thereof, with an aggregate market value of $53,720,486 have been segregated to collateralize reverse repurchase agreements.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2003, these securities amounted to $98,108,887 or 39.0% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2003.

(d) Non-income producing security.

(e) One contract relates to principal amount of 1,000 unless otherwise indicated.

    Glossary of Terms:
    DCB  -Debt Conversion Bond
    FRN  -Floating Rate Note

    See notes to financial statements.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 15

STATEMENT OF ASSETS & LIABILITIES
February 28, 2003 (unaudited)

Assets
Investments in securities, at value (cost $249,374,128)      $ 298,413,771
Cash ................................................              884,707
Receivable for investment securities sold............           39,655,252
Interest receivable..................................            6,601,406
Receivable for capital stock sold....................            2,257,160
Unrealized appreciation on swap contracts............               61,963
                                                             -------------
Total assets.........................................          347,874,259
                                                             -------------
Liabilities
Outstanding call options written, at value
  (premiums received $141,750).......................              204,300
Reverse repurchase agreements........................           52,728,772
Payable for investment securities purchased..........           41,517,627
Payable for capital stock redeemed...................              644,739
Dividend payable.....................................              629,843
Advisory fee payable.................................              146,863
Distribution fee payable.............................              140,636
Administrative fee payable...........................               26,328
Accrued expenses.....................................              163,795
                                                             -------------
Total liabilities....................................           96,202,903
                                                             -------------
Net Assets...........................................        $ 251,671,356
                                                             -------------
Composition of Net Assets
Capital stock, at par................................        $      36,107
Additional paid-in capital...........................          287,681,965
Distribution in excess of net investment income......             (996,079)
Accumulated net realized loss on investments.........          (84,089,693)
Net unrealized appreciation on investments...........           49,039,056
                                                             -------------
                                                             $ 251,671,356
                                                             -------------
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($103,009,353 / 14,878,754 shares of
  capital stock issued and outstanding)..............                $6.92
Sales charge--4.25% of public offering price.........                  .31
                                                                     -----
Maximum offering price...............................                $7.23
                                                                     -----
Class B Shares
Net asset value and offering price per share
  ($90,968,500 / 12,998,038 shares of
  capital stock issued and outstanding)..............                $7.00
                                                                     -----
Class C Shares
Net asset value and offering price per share
  ($57,693,503 / 8,230,311 shares of
  capital stock issued and outstanding)..............                $7.01
                                                                     -----


See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2003 (unaudited)

Investment Income
Interest...............................                    $    13,783,828
Expenses
Advisory fee...........................  $       808,734
Distribution fee--Class A..............          125,315
Distribution fee--Class B..............          415,242
Distribution fee--Class C..............          245,352
Transfer agency........................          159,509
Custodian..............................           85,462
Administrative.........................           73,480
Audit and legal........................           53,664
Printing...............................           41,528
Registration...........................           28,871
Directors' fees........................           10,111
Miscellaneous..........................            4,988
                                         ---------------
Total expenses before interest.........        2,052,256
Interest expense.......................          144,494
                                         ---------------
Total expenses.........................                          2,196,750
                                                           ---------------
Net investment income..................                         11,587,078
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on:
   Investment transactions.............                         (5,906,091)
   Written options.....................                            121,818
Net change in unrealized
   appreciation/depreciation of:
   Investments.........................                         36,711,094
   Swaps...............................                            131,963
   Written options.....................                            (62,550)
                                                           ---------------
Net gain on investment transactions....                         30,996,234
                                                           ---------------
Net Increase in Net Assets
   from Operations.....................                    $    42,583,312
                                                           ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 17

STATEMENT OF CHANGES
IN NET ASSETS



                                         Six Months Ended
                                           February 28,      Year Ended
                                               2003          August 31,
                                            (unaudited)         2002
                                         ---------------   ---------------
Increase (Decrease) In Net Assets
From Operations
Net investment income..................  $    11,587,078   $    20,824,274
Net realized loss on investments.......       (5,784,273)      (24,305,694)
Net change in unrealized
   appreciation/depreciation of
   investments.........................       36,780,507        15,480,097
                                         ---------------   ---------------
Net increase in net assets
   from operations.....................       42,583,312        11,998,677
Dividends and Distributions to
Shareholders from
Net investment income
   Class A.............................       (4,756,746)       (8,504,921)
   Class B.............................       (4,441,312)       (9,034,739)
   Class C.............................       (2,608,781)       (4,787,207)
Tax return of capital
   Class A.............................               -0-         (735,143)
   Class B.............................               -0-         (780,940)
   Class C.............................               -0-         (413,794)
Capital Stock Transactions
Net increase...........................       18,906,397        23,122,724
                                         ---------------   ---------------
Total increase.........................       49,682,870        10,864,657
Net Assets
Beginning of period....................      201,988,486       191,123,829
                                         ---------------   ---------------
End of period..........................  $   251,671,356   $   201,988,486
                                         ---------------   ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

STATEMENT OF CASH FLOWS
Six Months Ended February 28, 2003 (unaudited)

Increase (Decrease) in Cash from:
Operating Activities:
Interest received......................  $    12,366,677
Interest expense paid..................           (5,086)
Operating expenses paid................       (2,073,302)
                                         ---------------
Net increase in cash from operating
   activities..........................                    $    10,288,289
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments...............      117,065,302
Purchase of long-term portfolio
   investments.........................     (117,331,903)
Purchase of short-term portfolio
   investments, net....................      (27,560,492)
                                         ---------------
Net decrease in cash from investing
   activities..........................                        (27,827,093)
Financing Activities:*
Increase in reverse repurchase agreements      7,379,650
Subscription of capital stock, net.....       17,626,419
Cash dividends paid....................       (6,582,715)
                                         ---------------
Net increase in cash from financing
   activities..........................                         18,423,354
                                                           ---------------
Net increase in cash...................                            884,550
Cash at beginning of period............                                157
                                                           ---------------
Cash at end of period..................                    $       884,707
                                                           ---------------
--------------------------------------------------------------------------------
Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets resulting from
   operations..........................                    $    42,583,312
Adjustments:
Increase in interest receivable........  $       (36,263)
Net realized loss on investment and
   written option transactions.........        5,784,273
Net change in unrealized
appreciation/depreciation
   of investments......................      (36,780,507)
Accretion of bond discount and
   amortization of bond premium........       (1,380,888)
Increase in interest payable...........          139,408
Decrease in accrued expenses...........          (21,046)
                                         ---------------
Total adjustments......................                        (32,295,023)
                                                           ---------------
Net increase in cash from operating
   activities..........................                    $    10,288,289
                                                           ---------------


* Non-cash financing activities not included herein consist of reinvestment of dividends. See notes to financial statements.


--------------------------------------------------------------------------------
                                         Alliance Emerging Market DEBT FUND o 19

NOTES TO FINANCIAL STATEMENTS
February 28, 2003 (unaudited)

NOTE A
Significant Accounting Policies
AllianceBernstein Emerging Market Debt Fund, Inc. (the "Fund"), formerly Alliance Emerging Market Debt Fund, Inc., was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.

4. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory and Administrative Fees
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $73,480 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended February 28, 2003.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $88,414 for the six months ended February 28, 2003.

For the six months ended February 28, 2003, the Fund's expenses were reduced by $140 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the dis-


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 21
tributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $7,129 from the sale of Class A shares and $3,184, $77,493 and $5,242 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended February 28, 2003.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,847,770 and $2,121,607 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $128,490,545 and $126,149,004, respectively, for the six months ended February 28, 2003. There were purchases of $597,273 and sales of $581,384 of U.S. government obligations for the six months ended February 28, 2003, respectively.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $53,423,046 and gross unrealized depreciation was $4,383,403 resulting in net unrealized appreciation of $49,039,643 (excluding the swap contracts and written option transactions).

1. Options Transactions
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the six months ended February 28, 2003 were as follows:


                                             Number of
                                             Contracts        Premiums
                                         ---------------   ---------------
Options outstanding at beginning
   of year.............................               -0-  $            -0-
Options written........................       12,881,410           263,568
Options expired........................       (4,781,410)         (121,818)
                                         ---------------   ---------------
Options outstanding at
   February 28, 2003...................        8,100,000   $       141,750
                                         ---------------   ---------------

2. Swap Agreements
The Fund enters into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 23
interest rates or in the underlying value of the securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period.

Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation of investments and swap contracts.

At February 28, 2003, the Fund had entered into credit default swaps as indicated below. A Short/(Long) position in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the Counterparty at par and take/(deliver) the principal amount (the "Notional Amount") of the referenced obligation. Accordingly, the Fund has off bal-ance sheet risk equal to the Notional Amount. During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed interest payments from/(to) the respective Counterparty, calculated at the agreed upon interest rate applied to the Notional Amount.



                             Notional     Interest Rate                   Unrealized
 Swap Counterparty &          Amount        the Fund      Termination    Appreciation/
Referenced Obligation        (000's)    Receives/(Pays)       Date      (Depreciation)
---------------------       ---------   ---------------   -----------   --------------
  Short:
  -----
Deutsche Bank
Federal Republic of Brazil
12.25%, 3/06/03             $ 1,300      17.85%         2/06/08        $ 106,470
Morgan Stanley
Federal Republic of Brazil
10.125%, 5/15/27              2,000      17.75%         2/13/08                0
Salomon Brothers, Inc.
Republic of Colombia
9.75%, 4/23/09               10,000       5.70%         1/30/05           (3,800)
Long:
-----
Deutsche Bank
Federal Republic of Brazil
12.25%, 3/06/03               1,300     (17.00%)        2/06/05          (80,470)
Deutsche Bank
Republic of Philippines
9.00%, 2/15/13                1,800      (6.10%)        2/14/08           25,758
Morgan Stanley
Federal Republic of Brazil
10.125%, 5/15/27              2,000     (15.25%)        7/30/04              240
Salomon Brothers, Inc.
Republic of Colombia
9.75%, 4/23/09               10,000      (3.15%)        1/30/04             (200)
Salomon Brothers, Inc.
Republic of Venezuela
2.125%,  12/18/07               130     (21.00%)        2/11/04            1,842
Salomon Brothers, Inc.
Republic of Venezuela
2.125%,  12/18/07               130     (21.25%)        2/11/05            2,297



--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND


                             Notional     Interest Rate                   Unrealized
 Swap Counterparty &          Amount        the Fund      Termination    Appreciation/
Referenced Obligation        (000's)    Receives/(Pays)       Date      (Depreciation)
---------------------       ---------   ---------------   -----------   --------------
Salomon Brothers, Inc.
Republic of Venezuela
2.125%,  12/18/07             $ 130        (20.50%)         2/11/06       $   3,649
Salomon Brothers, Inc.
Republic of Venezuela
2.125%,  12/18/07               130        (20.00%)         2/11/07           3,345
Salomon Brothers, Inc.
Republic of Venezuela
2.125%,  12/18/07               130        (19.25%)         2/11/08           2,832
                                                                        -------------
                                                                           $ 61,963
                                                                        =============

NOTE E
Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of February 28, 2003, the Fund had entered into the following reverse repurchase agreements:



                                          Interest
     Amount              Broker             Rate              Maturity
  ------------      ----------------     ----------     ------------------
  $  2,433,978      JP Morgan Chase         0.40%       December 31, 2003
  $  3,203,612      JP Morgan Chase         0.50%       December 31, 2003
  $  2,677,689      Santander Investment    0.90%       December 31, 2003
                    Securities
  $  1,711,714      Lehman Brothers         1.00%       December 31, 2003
  $ 19,502,160      JP Morgan Chase         1.30%       December 31, 2003
  $ 23,199,619      UBS Securities LLC      1.35%       December 31, 2003


For the six months ended February 28, 2003, the average amount of reverse repurchase agreements outstanding was $50,809,451 and the daily weighted average interest rate was 1.40%.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 25

NOTE F
Distributions To Shareholders
The tax character of distributions to be paid for the year ending August 31, 2003 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 were as follows:

                                               2002               2001
                                         ---------------     ---------------
Distributions paid from:
   Ordinary income.....................  $    22,411,441(a)  $    22,145,508(a)
                                         ---------------     ---------------
   Total taxable distributions.........       22,411,441          22,145,508
   Tax return of capital...............        1,929,877                   -0-
                                         ---------------     ---------------
Total distributions paid...............  $    24,341,318     $    22,145,508
                                         ---------------     ---------------

As of August 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Accumulated capital and other losses.................      $   (73,321,311)(b)
Unrealized appreciation/(depreciation)...............             7,105,901(c)
                                                           ----------------
Total accumulated earnings/(deficit).................      $   (66,215,410)
                                                           ----------------

(a) Total distributions paid differ from the statement of changes in net assets because for tax purposes dividends are recognized when actually paid.

(b) On August 31, 2002, the Fund had a net capital loss carryforward of $63,050,891 of which $16,783,909 expire in the year 2007, $29,154,909 expires in the year 2008, $5,826,966 expires in the year 2009 and $11,285,107 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the six months ended February 28, 2003, the Fund deferred to September 1, 2002, post October capital losses of $10,270,420.

(c) The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

NOTE G
Capital Stock
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


              ==================================================================
                            Shares                       Amount
              ==================================================================
              Six Months Ended                  Six Months Ended
                 February 28,      Year Ended       February 28,    Year Ended
                         2003      August 31,               2003    August 31,
                   (unaudited)           2002        (unaudited)          2002
              ------------------------------------------------------------------
Class A
Shares sold          7,364,803      7,408,459    $  46,503,039   $  45,752,765
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions       378,424        774,307        2,417,243       4,809,570
--------------------------------------------------------------------------------
Shares converted
   from Class B        529,135        752,632        3,449,607       4,666,315
--------------------------------------------------------------------------------
Shares redeemed     (6,081,858)    (6,726,005)     (37,907,213)    (41,296,519)
--------------------------------------------------------------------------------
Net increase         2,190,504      2,209,393     $ 14,462,676     $13,932,131
--------------------------------------------------------------------------------

Class B
Shares sold          1,755,679      3,961,357    $  11,505,983   $  25,161,520
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions       261,321        656,486        1,678,038       4,128,656
--------------------------------------------------------------------------------
Shares converted
   to Class A         (523,535)      (743,923)      (3,449,607)     (4,666,315)
--------------------------------------------------------------------------------
Shares redeemed     (1,643,101)    (3,700,767)     (10,482,110)    (23,076,497)
--------------------------------------------------------------------------------
Net increase
   (decrease)         (149,636)       173,153    $    (747,696)   $  1,547,364
--------------------------------------------------------------------------------

Class C
Shares sold          1,446,845      2,485,082    $   9,538,147    $ 15,814,450
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions       172,052        411,963        1,106,779       2,595,917
Shares redeemed       (852,752)    (1,727,056)      (5,453,509)    (10,767,138)
--------------------------------------------------------------------------------
Net increase           766,145      1,169,989    $   5,191,417    $  7,643,229
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 27

NOTE H
Concentration of Risk
Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTE I
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2003.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ========================================================================
                                                                Class A
                                  ========================================================================
                                    Six Months
                                         Ended
                                  February 28,
                                          2003                   Year Ended August 31,
                                                ----------------------------------------------------------
                                   (unaudited)    2002(a)      2001        2000       1999        1998
                                  ------------------------------------------------------------------------
Net asset value,
  beginning of period...........        $ 6.02      $ 6.37      $ 7.06    $ 5.69        $ 5.05      $10.64
                                  ------------------------------------------------------------------------
Income From Investment
Operations
Net investment income(b) .......           .35         .69         .85         .75         .71         .73
Net realized and unrealized
gain (loss) on investment
  transactions..................           .91        (.24)       (.76)       1.40         .74       (4.03)
                                  ------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations....................          1.26         .45         .09        2.15        1.45       (3.30)
                                  ------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income.............          (.36)       (.74)       (.78)       (.75)       (.74)       (.73)
Tax return of capital...........            -0-       (.06)         -0-       (.03)       (.03)       (.15)
Distributions in excess of
  net investment income.........            -0-         -0-         -0-         -0-       (.04)       (.04)
Distributions from net realized
  gain on investments...........            -0-         -0-         -0-         -0-         -0-      (1.37)
                                  ------------------------------------------------------------------------
Total dividends and
  distributions ................          (.36)       (.80)       (.78)       (.78)       (.81)      (2.29)
                                  ------------------------------------------------------------------------
Net asset value, end of
  period .......................       $  6.92      $ 6.02      $ 6.37      $ 7.06      $ 5.69      $ 5.05
                                  ------------------------------------------------------------------------
Total Return
Total investment return based
  on net asset value(c).........         21.54%       7.38%       1.55%      39.76%      29.40%     (38.56)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)...............      $103,009     $76,397     $66,750     $66,075     $50,540     $32,365
Ratio to average net assets of:
  Expenses.............. .......          1.61%(d)    1.88%       2.20%       1.76%       1.59%       1.48%
  Expenses, excluding
    interest expense............          1.47%(d)    1.50%       1.47%       1.51%       1.59%       1.48%
  Net investment
    income......................         11.25%(d)   11.02%      12.78%      11.59%      12.34%       8.51%
Portfolio turnover rate.........            52%        170%        150%        173%        179%        188%


See footnote summary on page 32.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 29

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ========================================================================
                                                                Class B
                                  ========================================================================
                                    Six Months
                                         Ended
                                  February 28,
                                          2003                   Year Ended August 31,
                                                ----------------------------------------------------------
                                   (unaudited)    2002(a)      2001        2000       1999        1998
                                  ------------------------------------------------------------------------
Net asset value,
  beginning of period...........        $ 6.09      $ 6.45      $ 7.14      $ 5.74      $ 5.05      $10.64
                                  ------------------------------------------------------------------------
Income From Investment
Operations
Net investment income(b) .......           .33         .64         .79         .71         .67         .67
Net realized and unrealized
  gain (loss) on investment
  transactions..................           .92        (.24)       (.76)       1.40         .76       (4.05)
                                  ------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations....................          1.25         .40         .03       2.11         1.43       (3.38)
                                  ------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income.............          (.34)       (.70)       (.72)       (.68)       (.68)       (.67)
Tax return of capital.........              -0-       (.06)         -0-       (.03)       (.03)       (.14)
Distributions in excess of
  net investment income.........            -0-         -0-         -0-         -0-       (.03)       (.04)
Distributions from net realized
  gain on investments...........            -0-         -0-         -0-         -0-         -0-      (1.36)
                                  ------------------------------------------------------------------------
Total dividends and
  distributions ................          (.34)       (.76)       (.72)       (.71)       (.74)      (2.21)
                                  ------------------------------------------------------------------------
Net asset value, end of
  period .......................        $ 7.00      $ 6.09      $ 6.45      $ 7.14      $ 5.74      $ 5.05
                                  ------------------------------------------------------------------------
Total Return
Total investment return based
  on net asset value(c).........         21.10%       6.50%       .63%       38.41%      28.85%     (39.11)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)...............       $90,968     $80,064     $83,706    $108,075    $110,003     $79,660
Ratio to average net assets of:
  Expenses......................          2.32%(d)    2.58%       2.88%       2.45%       2.31%       2.22%
  Expenses, excluding
    interest expense............          2.18%(d)    2.20%       2.17%       2.21%       2.31%       2.22%
  Net investment
    income......................         10.44%(d)   10.25%      11.80%      10.85%      11.59%       7.78%
Portfolio turnover rate.........            52%        170%        150%        173%        179%        188%


See footnote summary on page 32.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ========================================================================
                                                                Class C
                                  ========================================================================
                                    Six Months
                                         Ended
                                  February 28,
                                          2003                   Year Ended August 31,
                                                ----------------------------------------------------------
                                   (unaudited)    2002(a)      2001        2000       1999        1998
                                  ------------------------------------------------------------------------
Net asset value,
  beginning of period.....              $ 6.10      $ 6.46      $ 7.15      $ 5.74      $ 5.05      $10.64
                                  ------------------------------------------------------------------------
Income From Investment
Operations
Net investment income(b)                   .33         .64         .79         .71         .67         .67
Net realized and unrealized
  gain (loss) on investment
  transactions............                 .92        (.24)       (.76)       1.41         .76       (4.05)
                                  ------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations..............                1.25         .40         .03        2.12        1.43       (3.38)
                                  ------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income.......                (.34)       (.70)       (.72)       (.68)       (.68)       (.67)
Tax return of capital...                    -0-       (.06)         -0-       (.03)       (.03)       (.14)
Distributions in excess of
  net investment income...                  -0-         -0-         -0-         -0-       (.03)       (.04)
Distributions from net realized
  gain on investments.....                  -0-         -0-         -0-         -0-         -0-      (1.36)
                                  ------------------------------------------------------------------------
Total dividends and
  distributions...........                (.34)       (.76)       (.72)       (.71)       (.74)      (2.21)
                                  ------------------------------------------------------------------------
Net asset value,
   End of period...........             $ 7.01      $ 6.10      $ 6.46      $ 7.15      $ 5.74      $ 5.05
                                  ------------------------------------------------------------------------
Total Return
Total investment return based
  on net asset value(c)...               21.11%       6.50%       .63%       38.58%      28.85%     (39.09)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted).........             $57,694     $45,527     $40,667     $48,960     $39,024     $23,711
Ratio to average net assets of:
  Expenses..............                  2.30%(d)    2.56%       2.87%       2.45%       2.30%       2.19%
  Expenses, excluding
    interest expense......                2.17%(d)    2.19%       2.16%       2.20%       2.30%       2.19%
  Net investment
    income................               10.40%(d)   10.16%      11.81%      10.78%      11.56%       7.75%
Portfolio turnover rate.                    52%        170%        150%        173%        179%        188%


See footnote summary on page 32.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 31

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the six months ended February 28, 2003, the effect of this change to Class A, B and C was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets was decreased from 11.10% to 11.02% for Class A, from 10.34% to 10.25% for Class B and from 10.24% to 10.16% for Class C. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Annualized.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

GLOSSARY OF INVESTMENT TERMS

benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond
Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

equity
Another term for stock.

index
A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

sector
A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries
Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

valuation
The process of determining the value of an asset or company.



--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 33

Alliance Capital Management L.P.

Alliance Capital Management L.P. is a leading global investment management firm with approximately $387 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital Management L.P. has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance Capital Management L.P. stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital Management L.P., we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 580 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/02.

--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

ALLIANCEBERNSTEIN AT YOUR SERVICE



At AllianceBernstein, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Automatic Reinvestment
   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.
o  Automatic Investment Program
   Build your investment account by having money automatically transferred from your bank account on a regular basis.
o  Dividend Direction Plans
   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.
o  Auto Exchange
   You may choose to automatically exchange money from one AllianceBernstein fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.
o  Systematic Withdrawals
   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.
o  E-Statements and Electronic Delivery
   Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancebernstein.com. Simply click on Investors, then Account Access.
o  A Choice of Purchase Plans
   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.
o  Telephone Transaction
   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern
   Standard Time.
o  AllianceBernstein Answer: 24-Hour Information
   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).
o  The AllianceBernstein Advance
   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.
o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital Management L.P. corporate information. AllianceBernstein mutual fund and account information can be found on www.alliancebernstein.com. Click on Investors to access extensive AllianceBernstein fund data, answers to frequently asked questions, and financial planning tools and calculators.


* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 35

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

John D. Carifa, Chairman and President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter
AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee.

--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND

ALLIANCEBERNSTEIN FAMILY OF FUNDS


U.S. Growth Funds
Growth Fund
Growth & Income Fund
Health Care Fund Mid-Cap
Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market DEBT FUND
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.


--------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND o 37

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] AllianceBernstein(SM)
       Investment Research and Management

These registered service marks used under license from the owner, Alliance Capital Management L.P.

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